SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 8, 2005
                                                         ---------------



                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                1-5426                                    61-0505332
------------------------------------------     ---------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)

   4360 BROWNSBORO ROAD, SUITE 300
         LOUISVILLE, KENTUCKY                                40207
------------------------------------------      --------------------------------
  (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code 502/893-4600
                                                            --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 8, 2005, Thomas Industries Inc., a Delaware corporation ("Thomas"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Gardner Denver, Inc., a Delaware corporation ("Gardner Denver"), and PT Acquisition Corporation, a Delaware corporation and direct wholly-owned subsidiary of Gardner Denver (the "Merger Sub"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Sub will merge with and into Thomas, with Thomas continuing as the surviving corporation and a direct wholly-owned subsidiary of Gardner Denver (the "Merger").

         At the effective time and as a result of the Merger, stockholders of Thomas will become entitled to receive $40.00 in cash in exchange for each issued and outstanding share of Thomas common stock. At the effective time of the Merger, holders of each outstanding stock option, stock appreciation right and performance share issued under Thomas' equity compensation plans will also become entitled to receive $40.00 in cash, less the applicable exercise price in the case of stock options, subject to applicable withholding or other taxes.

         Thomas and Gardner Denver have made customary representations, warranties and covenants in the Merger Agreement. The completion of the Merger is subject to approval by the stockholders of Thomas and the satisfaction of other customary conditions, including antitrust approval from U.S. and foreign governmental entities.

         The Merger Agreement contains certain termination rights for both Thomas and Gardner Denver.

         Thomas will be required to pay Gardner Denver a $12 million termination fee if any of the following occur:

         o Gardner Denver terminates the Merger Agreement because Thomas' board of directors withdraws its recommendation of the Merger;

         o the stockholders of Thomas fail to approve the Merger Agreement following the withdrawal by Thomas' board of directors of its recommendation of the Merger; or

         o Thomas terminates the Merger Agreement to accept a superior alternative transaction proposal.

         Thomas may also be obligated to reimburse Gardner Denver for up to $3 million in transaction expenses if the Merger Agreement is terminated by Gardner Denver under certain circumstances.

         Gardner Denver may also be obligated to reimburse Thomas a $5 million if the Merger Agreement is terminated under certain circumstances.

         In connection with entering into the Merger Agreement, Thomas' Board of Directors approved the Rights Plan Amendment (the "Rights Amendment") to the Amended and Restated Rights Agreement, dated as of January 5, 1998 and as amended on February 7, 2001 (the "Rights Agreement"), between the Company and National City Bank, as Rights Agent. The Rights Amendment is further described in Item 3.03 below.

         The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.


ITEM 3.03.        MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         As described in Item 1.01 of this Current Report on Form 8-K, on March 8, 2005, in connection with the Merger, the Company's Board of Directors authorized and approved the execution of the Rights Amendment in order to render the Rights Agreement inapplicable to the Merger. The Rights Amendment provides, among other things, that (i) none of Gardner Denver, the Merger Sub or any of their affiliates shall be deemed to be an "Acquiring Person" under the Rights Agreement solely by virtue of the execution and delivery of and/or the consummation of any of the transactions contemplated by the Merger Agreement,
(ii) none of Gardner Denver, the Merger Sub or any of their affiliates shall be deemed a "Beneficial Owner" of shares of Thomas' common stock solely by reason of the execution and delivery of and/or the consummation of any of the transactions contemplated by the Merger Agreement, and (iii) neither a "Separation Date" nor a "Stock Acquisition Date" shall be deemed to have occurred solely as the result of the execution and delivery of and/or the consummation of any of the transactions contemplated by the Merger Agreement. The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Rights Amendment, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR


         On March 8, 2005, the Company's Board of Directors amended the Bylaws of the Company so that the Board of Directors could select the date of the annual meeting of stockholders and the Board of Directors could change the size of the Board of Directors by Board action. Prior to the amendment, the Bylaws required that the annual meeting of stockholders be held in either April or May and that a change in the size of the Board of Directors be made by an amendment to the Bylaws of the Company.

         A copy of the Bylaws, as amended, will be filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

ITEM 7.01.        REGULATION FD DISCLOSURE.

         On March 9, 2005, Thomas issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.


ITEM 8.01.        OTHER EVENTS.

         The proposed transaction will be submitted to Thomas' stockholders for their consideration, and Thomas will file with the SEC a proxy statement to be used by Thomas to solicit its stockholders' approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. Stockholders of Thomas are urged to read the proxy statement regarding the proposed transaction and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information. The definitive proxy statement will be sent to the stockholders of Thomas seeking their approval of the proposed transaction. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Thomas, at the SEC's Internet site (http://www.sec.gov).

         Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained when available, without charge, by directing a request to: Phillip J. Stuecker, Thomas Industries Inc., 4360 Brownsboro Road, Suite 300, Louisville, Kentucky 40207 (502-893-4600).

         Thomas and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Thomas in connection with the sale. Information regarding those participants will be included in Part III of the Company's Annual Report on Form 10-K to be filed on or prior to March 16, 2005. Copies of the filing will be available at the SEC's website. Additional information regarding the interests of those participants may be obtained by reading the proxy statement regarding the proposed Merger when it becomes available.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                  2.1 Agreement and Plan of Merger by and among Thomas Industries Inc., Gardner Denver, Inc. and PT Acquisition Corporation dated
                                    March 8, 2005.

                  4(d) Rights Plan Amendment to Amended and Restated Rights Agreement, dated as of January 5, 1998 and as amended on February 7, 2001, between the
                                    Company and National City Bank, as
                                    Rights Agent, dated March 8, 2005.

                  99.1 Press Release issued by Thomas Industries Inc. dated March 9, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THOMAS INDUSTRIES INC.
                                                  (Registrant)

                                                  By:


                                                  /s/ Phillip J. Stuecker
                                                  ------------------------------
                                                  Phillip J. Stuecker, Vice
                                                  President of Finance, Chief
                                                  Financial Officer, and
                                                  Secretary


Dated:  March 8, 2005